UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05178

Name of Fund: BlackRock Equity Dividend Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Equity Dividend Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/07

Date of reporting period: 08/01/06 - 01/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock                                                              BLACKROCK
Equity Dividend Fund

SEMI-ANNUAL REPORT
JANUARY 31, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Equity Dividend Fund

Portfolio Information as of January 31, 2007

                                                                      Percent of
Ten Largest Common Stock Holdings                                     Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ..............................................         3.1%
AT&T Inc. ......................................................         2.9
Citigroup, Inc. ................................................         2.7
Bank of America Corp. ..........................................         2.7
General Electric Co. ...........................................         2.1
Chevron Corp. ..................................................         1.9
Total SA .......................................................         1.7
JPMorgan Chase & Co. ...........................................         1.6
BHP Billiton Ltd. ..............................................         1.5
Verizon Communications, Inc. ...................................         1.4
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ....................................        14.5%
Diversified Financial Services .................................         7.1
Diversified Telecommunications Services ........................         6.0
Metals & Mining ................................................         5.9
Commercial Banks ...............................................         5.2
--------------------------------------------------------------------------------

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Sector Representation as a Percent of Total Investments as of January 31, 2007

Edgar description for BlackRock Equity Dividend Fund

A pie graph depicting Sector Representation as a Percent of Total Investments as of January 31, 2007:

               Financials                      18.3%
               Energy                          16.5%
               Materials                       11.6%
               Utilities                       10.8%
               Industrials                     10.7%
               Telecommunication Services       6.8%
               Consumer Staples                 6.2%
               Consumer Discretionary           4.2%
               Health Care                      3.4%
               Information Technology           2.0%
               Other*                           9.5%

*     Includes portfolio holdings in short-term investments.

      For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.


2       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007

A Letter to Shareholders

Dear Shareholder

The new year began on a positive note for most financial markets, continuing the momentum from the fourth quarter of 2006. Returns for the annual and semi-annual periods ended January 31, 2007 were as follows:

Total Returns as of January 31, 2007                                   6-month          12-month
================================================================================================
U.S. equities (Standard & Poor's 500 Index)                            +13.75%          +14.51%
------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                           +14.95           +10.44
------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)      +14.33           +19.84
------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                    + 3.65           + 4.28
------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 3.06           + 4.29
------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                      + 8.45           +11.76
------------------------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the target rate at 5.25%, where it remained through period-end. In interrupting its interest rate-hiking campaign, the Fed initially acknowledged that economic growth was slowing, but maintained a cautionary view on inflation. Most recently, the central bankers have pointed to a firming in economic data and moderation in inflation, causing many to believe the Fed will likely remain on hold for the time being.

Overall, 2006 was a good year for U.S. equities, despite a mid-year correction that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. European equities and select emerging markets fared particularly well. This broad equity strength carried into January.

For much of 2006, bond yields moved higher as their prices declined. Prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.93% at January 31, 2007, while the six-month Treasury offered the highest yield on the curve at 5.16% -- both still below the federal funds rate.

As 2007 began, investors were left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate these and other uncertainties inherent in the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on 2006 and our 10 predictions for 2007, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                      Sincerely,


                                                      /s/ Robert C. Doll, Jr.

                                                      Robert C. Doll, Jr.
                                                      Fund President and Trustee


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007            3

A Discussion With Your Fund's Portfolio Manager

      We maintained our focus on investing in stocks that combine secure dividends and price appreciation potential, particularly those in sectors that we believe are positioned to benefit from the continued expansion of global economies.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended January 31, 2007, BlackRock Equity Dividend Fund's (formerly Merrill Lynch Equity Dividend Fund) Institutional, Service, Investor A, Investor B, Investor C and Class R Shares had total returns of +9.02%, +8.77%, +8.84%, +8.44%, +8.44% and +8.65%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +13.75%, and its comparable Lipper category of Equity Income Funds had an average return of +12.15%. (Funds in this Lipper category seek relatively high current income and growth of income by investing 60% or more of their assets in dividend-paying equity securities.)

The six-month period was a strong one for U.S. equities, as evidenced by the nearly 14% advance of the S&P 500 Index. Shortly after the period began, the Federal Reserve Board (the Fed) ended its two-year streak of interest rate increases, laying the groundwork for the equity market strength that followed. At the same time, oil prices, after reaching an all-time high near $78 per barrel in July, began to recede and ended 2006 where they started the year -- at $61 per barrel. By the end of January, the oil price had dropped further to $57.50 per barrel. Against this backdrop, the energy and materials sectors, formerly the market leaders, began to see profit-taking.

Throughout the period, the Fund was overweight in the energy sector. This, combined with unfavorable stock selection in the sector, detracted from performance. The energy sector suffered from a slow start to the winter heating season, given record warm temperatures, and from a fairly benign environment on the geopolitical stage. Energy stocks that detracted most included uranium producer Cameco Corp. and two coal companies, Consol Energy, Inc. and Peabody Energy Corp.

Also hindering the Fund's performance relative to the benchmark was our underweight position in the strong-performing information technology (IT) sector. The Fund is biased away from the IT sector for the simple fact that the industry lacks dividend-paying stocks. In telecommunication services, our investments in TELUS Corp. and Bell Canada detracted from performance. Both companies' share prices declined following the Canadian government's change in the tax structure on investment trusts.

Finally, the portfolio's cash position increased as the Fund received fairly sizable new cash flows. This caused a drag on performance in that we were not as highly invested as we would have liked to have been, particularly in an up market.

Sectors that contributed to the Fund's relative results included consumer staples, health care and, to a lesser extent, industrials. Although there are fairly high-yielding stocks available in the health care sector, we maintained an underweight in the sector based on concerns about generic competition, the lack of product pipelines and the potential negative implications resulting from the change of control in Congress to the Democratic party. The underweight proved advantageous during this period. Individual holdings that performed well for the Fund included Aluminum Corp. of China Ltd., Swedish company Husqvarna AB, Electrolux AB and cell phone tower operator ITC Holdings Corp.

What changes were made to the portfolio during the period?

Within the energy sector, we shifted our focus toward integrated oil companies and away from natural gas producers. This was a defensive move designed to protect the portfolio from the moderating oil prices, and particularly natural gas prices, brought on by the unusually warm winter last year, as well as the slow start to the current heating season. To that end, we added to our holdings in Exxon Mobil Corp. and Chevron Corp. while reducing exposure to ConocoPhillips and Canadian gas producer EnCana Corp.

In telecommunication services, we trimmed our positions in Verizon Communications, Inc. and TELUS and purchased AT&T Inc., Manitoba Telecom Services, Inc., Windstream Corp., Vodafone Group Plc and tower company ITC Holdings Corp.

With the Fed reaching the end of its tightening cycle, we increased the Fund's weighting in the financials sector, adding to our holdings in Bank of America Corp., JPMorgan Chase & Co. and Chubb Corp. We also increased exposure to IT with the purchase of Microsoft Corp., which we believe will benefit from its long-delayed release of the Vista operating system.


4       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007

How would you characterize the Fund's position at the close of the period?

The Fund remains positioned for a pro-cyclical recovery in the world's economies, with emphasis on sectors and companies that we believe could benefit from rising demand and the industrialization of China. At the same time, we are seeing positive economic trends in Japan and Germany, which we believe may offset some of the weakness from the slowdown in the U.S. housing market. In general, many companies in the portfolio are exposed to demand in global markets rather than focused exclusively on opportunities in the United States. The Fund remains leveraged to sectors benefiting from the ongoing global economic expansion.

As such, the Fund ended the period overweight in energy and materials, as well as in industrial companies that manufacture equipment used to bring on new energy supplies and minerals. The Fund also was overweight at period-end in the utilities sector, which we believe will see increased capital expenditures in order to meet rising demand from consumers. The Fund ended the period underweight in consumer discretionary, as we believe the rising costs of healthcare, taxes and energy will continue to drag on the consumer's pocketbook. The potential negative wealth effect resulting from the slowing housing market also gives us reason for caution. We also ended the period underweight in financials, although we had minimized that underweighting somewhat. While the Fed has paused in its interest rate-hiking campaign, we believe there may be inflationary pressures that could prevent the central bankers from reversing course and reducing interest rates, which would be a prime driver of financial sector performance.

Recently, the U.S. government's favorable tax treatment of dividends, which was set to expire in 2008, was extended to 2010. Since then, we have continued to see dividend increases from companies, although many have come in the form of special dividends. We continue to look for dividend growth in 2007 as corporate balance sheets remain in good shape and as companies are raising their payout ratios from what had been a 68-year low. We believe companies will be more aggressive in increasing their payouts should the dividend tax reduction be made permanent. In our view, dividends will be an important income source as the first group of baby boomers moves into retirement age, and this should spark greater interest in making the favorable tax treatment permanent.

Robert M. Shearer
Vice President and Portfolio Manager

February 15, 2007

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. Service Shares commenced operations on October 2, 2006.
--------------------------------------------------------------------------------


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007            5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. Also effective October 2, 2006, the Fund's Service Shares commenced operations. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Service Shares are not subject to any sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


6       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007

Recent Performance Results

                                              6-Month      12-Month       10-Year    Standardized
As of January 31, 2007                     Total Return  Total Return  Total Return  30-Day Yield
================================================================================================
Institutional Shares*                         + 9.02%       +14.02%       +175.15%       1.98%
------------------------------------------------------------------------------------------------
Service Shares*                               + 8.77        +13.62        +168.10        1.51
------------------------------------------------------------------------------------------------
Investor A Shares*                            + 8.84        +13.70        +168.23        1.63
------------------------------------------------------------------------------------------------
Investor B Shares*                            + 8.44        +12.83        +152.09         .94
------------------------------------------------------------------------------------------------
Investor C Shares*                            + 8.44        +12.90        +148.35        1.04
------------------------------------------------------------------------------------------------
Class R Shares*                               + 8.65        +13.37        +163.88        1.43
------------------------------------------------------------------------------------------------
S&P 500(R) Index**                            +13.75        +14.51        +114.47          --
------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007            7

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Service, Investor A, Investor B, Investor C & Class R Shares compared to growth of an investment in the S&P 500 Index. Values are from January 1997 to January 2007:

                 BR Equity         BR Equity       BR Equity        BR Equity        BR Equity        BR Equity
                  Dividend          Dividend        Dividend         Dividend         Dividend         Dividend
                      Fund              Fund            Fund             Fund             Fund             Fund
             Institutional           Service      Investor A       Investor B       Investor C          Class R      S&P 500
                  Shares*+          Shares*+        Shares*+         Shares*+         Shares*+         Shares*+      Index++
1/97               $10,000           $10,000          $9,475          $10,000          $10,000          $10,000      $10,000
1/98               $12,406           $12,376         $11,719          $12,275          $12,279          $12,345      $12,691
1/99               $13,920           $13,851         $13,117          $13,640          $13,633          $13,782      $16,814
1/00               $14,225           $14,119         $13,381          $13,792          $13,791          $14,014      $18,554
1/01               $15,703           $15,547         $14,734          $15,081          $15,069          $15,393      $18,387
1/02               $15,752           $15,557         $14,743          $14,976          $14,964          $15,364      $15,418
1/03               $13,659           $13,456         $12,738          $12,843          $12,833          $13,264      $11,869
1/04               $17,516           $17,213         $16,313          $16,312          $16,311          $17,044      $15,972
1/05               $20,226           $19,826         $18,777          $18,625          $18,620          $19,592      $16,967
1/06               $24,131           $23,596         $22,353          $22,172          $21,998          $23,277      $18,729
1/07               $27,515           $26,810         $25,415          $25,209          $24,835          $26,388      $21,447

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in companies with a continuous record of paying dividends.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                      Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 1/31/07                                                +14.02%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                                              +11.80
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                                               +10.65
--------------------------------------------------------------------------------

                                                                      Return
================================================================================
Service Shares
================================================================================
One Year Ended 1/31/07                                                +13.62%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                                              +11.50
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                                               +10.36
--------------------------------------------------------------------------------

                                                   Return Without   Return With
                                                    Sales Charge   Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 1/31/07                                 +13.70%        + 7.73%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                               +11.51         +10.31
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                                +10.37         + 9.78
--------------------------------------------------------------------------------

                                                       Return         Return
                                                    Without CDSC   With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 1/31/07                                 +12.83%        + 8.33%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                               +10.64         +10.37
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                                + 9.69         + 9.69
--------------------------------------------------------------------------------

                                                       Return         Return
                                                    Without CDSC   With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 1/31/07                                 +12.90%        +11.90%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                               +10.66         +10.66
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                                + 9.52         + 9.52
--------------------------------------------------------------------------------

                                                                      Return
================================================================================
Class R Shares
================================================================================
One Year Ended 1/31/07                                                +13.37%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                                              +11.42
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                                               +10.19
--------------------------------------------------------------------------------
*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


8       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on August 1, 2006 and held through January 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                              Expenses Paid
                                                                               Ending       During the Period++
                                                            Beginning       Account Value          Ended
                                                         Account Value+   January 31, 2007   January 31, 2007*
===============================================================================================================
Actual
---------------------------------------------------------------------------------------------------------------
Institutional                                                 $1,000          $1,090.20           $3.95
---------------------------------------------------------------------------------------------------------------
Service                                                       $1,000          $1,087.70           $4.01
---------------------------------------------------------------------------------------------------------------
Investor A                                                    $1,000          $1,088.40           $5.37
---------------------------------------------------------------------------------------------------------------
Investor B                                                    $1,000          $1,084.40           $9.51
---------------------------------------------------------------------------------------------------------------
Investor C                                                    $1,000          $1,084.40           $9.19
---------------------------------------------------------------------------------------------------------------
Class R                                                       $1,000          $1,086.50           $6.89
===============================================================================================================
Hypothetical (5% annual return before expenses)**
===============================================================================================================
Institutional                                                 $1,000          $1,021.42           $3.82
---------------------------------------------------------------------------------------------------------------
Service                                                       $1,000          $1,012.86           $3.87
---------------------------------------------------------------------------------------------------------------
Investor A                                                    $1,000          $1,020.06           $5.19
---------------------------------------------------------------------------------------------------------------
Investor B                                                    $1,000          $1,016.08           $9.20
---------------------------------------------------------------------------------------------------------------
Investor C                                                    $1,000          $1,016.38           $8.89
---------------------------------------------------------------------------------------------------------------
Class R                                                       $1,000          $1,018.60           $6.67
---------------------------------------------------------------------------------------------------------------

* For each class of shares of the Fund, expenses are equal to the annualized expense ratio for the class (.75% for Institutional, 1.15% for Service, 1.02% for Investor A, 1.81% for Investor B, 1.75% for Investor C and 1.31% for Class R), multiplied by the average account value over the period, multiplied by 184/365 for Institutional, Investor A, Investor B, Investor C and Class R Shares and 122/365 for Service Shares (to reflect the one-half year period shown for Institutional, Investor A, Investor B, Investor C and Class R Shares and the actual days since inception for Service Shares).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year for Institutional, Investor A, Investor B, Investor C and Class R Shares and the actual days since inception for Service Shares divided by 365.
+ August 1, 2006 for Institutional, Investor A, Investor B, Investor C and Class R Shares and October 2, 2006 (commencement of operations) for Service Shares.
++ The period represents the six months ended for Institutional, Investor A, Investor B, Investor C and Class R Shares and from October 2, 2006 (commencement of operations) to January 31, 2007 for Service Shares.


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007            9

Schedule of Investments as of January 31, 2007 (Unaudited)     (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held          Value
================================================================================
Europe
--------------------------------------------------------------------------------
France -- 1.7%
            Oil, Gas & Consumable Fuels -- 1.7%
            Total SA (a)                               290,800    $   19,788,940
            --------------------------------------------------------------------
            Total Common Stocks in France                             19,788,940
================================================================================
Netherlands -- 0.6%
            Food Products -- 0.6%
            Unilever NV (a)                            252,300         6,733,887
            --------------------------------------------------------------------
            Total Common Stocks in the Netherlands                     6,733,887
================================================================================
Sweden -- 0.9%
            Household Durables -- 0.9%
            Electrolux AB                              309,100         5,886,912
            Husqvarna AB (b)                           264,500         4,098,504
            --------------------------------------------------------------------
            Total Common Stocks in Sweden                              9,985,416
================================================================================
United Kingdom -- 2.2%
            Beverages -- 1.0%
            Diageo Plc                                 609,600        11,897,879
            --------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels -- 0.8%
            BP Plc (a)                                 138,100         8,770,731
            --------------------------------------------------------------------
            Wireless Telecommunication
            Services -- 0.4%
            Vodafone Group Plc (a)                     135,000         3,967,650
            --------------------------------------------------------------------
            Total Common Stocks in the United Kingdom                 24,636,260
            ====================================================================
            Total Common Stocks in Europe -- 5.4%                     61,144,503
================================================================================

================================================================================
North America
--------------------------------------------------------------------------------
Canada -- 5.4%
            Commercial Banks -- 1.9%
            Bank of Montreal                           187,600        11,160,670
            National Bank of Canada                    185,100        10,112,236
                                                                  --------------
                                                                      21,272,906
            --------------------------------------------------------------------
            Diversified Telecommunication
            Services -- 1.2%
            BCE, Inc.                                  226,373         5,944,555
            Manitoba Telecom Services, Inc.            102,300         4,147,462
            TELUS Corp. (Non-Voting Shares)             85,000         3,924,966
                                                                  --------------
                                                                      14,016,983
            --------------------------------------------------------------------
            Metals & Mining -- 1.1%
            Alcan, Inc.                                108,300         5,523,300
            Barrick Gold Corp.                         123,000         3,639,412
            Teck Cominco Ltd. Class B                   44,900         3,310,268
                                                                  --------------
                                                                      12,472,980
            --------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels -- 1.2%
            Cameco Corp.                               376,800        14,350,931
            --------------------------------------------------------------------
            Total Common Stocks in Canada                             62,113,800
================================================================================
Cayman Islands -- 0.3%
            Insurance -- 0.3%
            XL Capital Ltd. Class A                     52,100         3,594,900
            --------------------------------------------------------------------
            Total Common Stocks in the Cayman Islands                  3,594,900
================================================================================
United States -- 74.6%
            Aerospace & Defense -- 4.9%
            General Dynamics Corp.                     150,400        11,753,760
            Northrop Grumman Corp.                     146,200        10,371,428
            Raytheon Co.                               291,700        15,139,230
            Rockwell Collins, Inc.                      75,900         5,177,139
            United Technologies Corp.                  193,600        13,168,672
                                                                  --------------
                                                                      55,610,229
            --------------------------------------------------------------------
            Automobiles -- 0.0%
            Harley-Davidson, Inc.                        6,100           416,447
            --------------------------------------------------------------------
            Beverages -- 0.5%
            The Coca-Cola Co.                          105,400         5,046,552
            PepsiCo, Inc.                                4,050           264,222
                                                                  --------------
                                                                       5,310,774
            --------------------------------------------------------------------
            Capital Markets -- 1.0%
            American Capital Strategies Ltd.             3,600           175,140
            The Bank of New York Co., Inc.              35,900         1,436,359
            Franklin Resources, Inc.                     3,300           393,063
            Goldman Sachs Group, Inc.                    2,250           477,360
            Morgan Stanley                             112,200         9,289,038
                                                                  --------------
                                                                      11,770,960
            --------------------------------------------------------------------
            Chemicals -- 3.2%
            Air Products & Chemicals, Inc.              75,100         5,606,966
            The Dow Chemical Co.                        62,700         2,604,558
            E.I. du Pont de Nemours & Co.              209,100        10,362,996
            Lyondell Chemical Co.                      109,300         3,456,066
            Olin Corp.                                 108,800         1,832,192
            PPG Industries, Inc.                         6,900           457,401
            Praxair, Inc.                               65,100         4,105,206
            Rohm & Haas Co.                            146,600         7,631,996
                                                                  --------------
                                                                      36,057,381
            --------------------------------------------------------------------
            Commercial Banks -- 3.3%
            Comerica, Inc.                               8,600           509,980
            SunTrust Banks, Inc.                        54,000         4,487,400
            U.S. Bancorp                               268,700         9,565,720
            Wachovia Corp.                             162,300         9,169,950
            Wells Fargo & Co.                          382,500        13,739,400
                                                                  --------------
                                                                      37,472,450
            --------------------------------------------------------------------
            Commercial Services &
            Supplies -- 0.6%
            RR Donnelley & Sons Co.                     99,800         3,702,580
            Synagro Technologies, Inc.                 445,000         2,558,750
                                                                  --------------
                                                                       6,261,330
            --------------------------------------------------------------------
            Computers & Peripherals -- 1.5%
            Hewlett-Packard Co.                        227,600         9,850,528
            International Business Machines Corp.       69,200         6,861,180
                                                                  --------------
                                                                      16,711,708
            --------------------------------------------------------------------
            Consumer Finance -- 0.3%
            American Express Co.                        51,500         2,998,330
            --------------------------------------------------------------------
            Containers & Packaging -- 0.8%
            Temple-Inland, Inc.                        187,300         9,353,762
            --------------------------------------------------------------------
            Diversified Financial Services -- 7.1%
            Bank of America Corp.                      586,112        30,817,769
            Citigroup, Inc.                            560,300        30,889,339
            JPMorgan Chase & Co.                       366,700        18,676,031
                                                                  --------------
                                                                      80,383,139


10       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held          Value
================================================================================
North America (continued)
--------------------------------------------------------------------------------
United States (continued)
            Diversified Telecommunication
            Services -- 4.8%
            AT&T Inc.                                  870,725    $   32,765,382
            Verizon Communications, Inc.               422,000        16,255,440
            Windstream Corp.                           363,642         5,410,993
                                                                  --------------
                                                                      54,431,815
            --------------------------------------------------------------------
            Electric Utilities -- 5.0%
            American Electric Power Co., Inc.           90,200         3,926,406
            Duke Energy Corp.                          316,520         6,232,279
            Exelon Corp.                               111,500         6,688,885
            FPL Group, Inc.                            126,100         7,143,565
            FirstEnergy Corp.                          100,800         5,980,464
            ITC Holdings Corp.                         104,300         4,537,050
            Northeast Utilities                        157,900         4,365,935
            PPL Corp.                                  234,100         8,333,960
            Pinnacle West Capital Corp.                 78,700         3,839,773
            The Southern Co.                           157,900         5,768,087
                                                                  --------------
                                                                      56,816,404
            --------------------------------------------------------------------
            Electrical Equipment -- 0.4%
            Emerson Electric Co.                         5,600           251,832
            Rockwell Automation, Inc.                   72,000         4,407,120
                                                                  --------------
                                                                       4,658,952
            --------------------------------------------------------------------
            Energy Equipment &
            Services -- 1.8%
            GlobalSantaFe Corp.                         70,400         4,083,904
            Halliburton Co.                            286,800         8,472,072
            Schlumberger Ltd.                          127,300         8,082,277
                                                                  --------------
                                                                      20,638,253
            --------------------------------------------------------------------
            Food & Staples Retailing -- 0.2%
            Wal-Mart Stores, Inc.                       43,000         2,050,670
            --------------------------------------------------------------------
            Food Products -- 0.7%
            General Mills, Inc.                         58,800         3,365,712
            HJ Heinz Co.                                76,800         3,618,816
            Reddy Ice Holdings, Inc.                    24,600           638,124
                                                                  --------------
                                                                       7,622,652
            --------------------------------------------------------------------
            Gas Utilities -- 1.5%
            AGL Resources, Inc.                        109,900         4,319,070
            Equitable Resources, Inc.                  230,900         9,986,425
            National Fuel Gas Co.                       68,400         2,783,196
                                                                  --------------
                                                                      17,088,691
            --------------------------------------------------------------------
            Hotels, Restaurants &
            Leisure -- 0.5%
            McDonald's Corp.                            24,750         1,097,663
            Tim Hortons, Inc.                          137,600         4,265,600
                                                                  --------------
                                                                       5,363,263
            --------------------------------------------------------------------
            Household Durables -- 0.4%
            Newell Rubbermaid, Inc.                    173,900         5,137,006
            --------------------------------------------------------------------
            Household Products -- 2.6%
            Clorox Co.                                 127,500         8,341,050
            Kimberly-Clark Corp.                       107,300         7,446,620
            The Procter & Gamble Co.                   218,100        14,148,147
                                                                  --------------
                                                                      29,935,817
            --------------------------------------------------------------------
            Independent Power Producers &
            Energy Traders -- 1.4%
            Dynegy, Inc. Class A (b)                     4,790            33,770
            TXU Corp.                                  287,500        15,548,000
                                                                  --------------
                                                                      15,581,770
            --------------------------------------------------------------------
            Industrial Conglomerates -- 2.8%
            3M Co.                                     107,600         7,994,680
            General Electric Co.                       657,850        23,715,492
                                                                  --------------
                                                                      31,710,172
            --------------------------------------------------------------------
            Insurance -- 3.0%
            The Allstate Corp.                          12,900           776,064
            Chubb Corp.                                102,800         5,349,712
            Lincoln National Corp.                     164,700        11,057,958
            Marsh & McLennan Cos., Inc.                 75,200         2,218,400
            The St. Paul Travelers Cos., Inc.          293,294        14,914,000
                                                                  --------------
                                                                      34,316,134
            --------------------------------------------------------------------
            Machinery -- 1.9%
            Caterpillar, Inc.                          152,900         9,796,303
            Deere & Co.                                119,600        11,993,488
                                                                  --------------
                                                                      21,789,791
            --------------------------------------------------------------------
            Marine -- 0.1%
            Eagle Bulk Shipping, Inc.                   96,300         1,747,845
            --------------------------------------------------------------------
            Media -- 1.8%
            CBS Corp. Class B                          301,900         9,410,223
            Idearc Inc. (b)                             27,250           883,445
            The McGraw-Hill Cos., Inc.                 144,800         9,713,184
                                                                  --------------
                                                                      20,006,852
            --------------------------------------------------------------------
            Metals & Mining -- 0.4%
            Newmont Mining Corp.                        18,200           820,820
            Nucor Corp.                                  8,300           535,682
            Southern Copper Corp.                       56,100         3,506,250
                                                                  --------------
                                                                       4,862,752
            --------------------------------------------------------------------
            Multi-Utilities -- 2.9%
            Ameren Corp.                                81,800         4,344,398
            Consolidated Edison, Inc.                   42,000         2,027,760
            DTE Energy Co.                              81,000         3,755,970
            Dominion Resources, Inc.                   103,000         8,544,880
            KeySpan Corp.                               54,900         2,239,920
            MDU Resources Group, Inc.                   18,025           465,946
            PG&E Corp.                                  84,800         3,958,464
            Sempra Energy                               78,600         4,510,068
            Wisconsin Energy Corp.                      74,500         3,468,720
                                                                  --------------
                                                                      33,316,126
            --------------------------------------------------------------------
            Multiline Retail -- 0.2%
            Federated Department Stores                 50,118         2,079,396
            --------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels -- 10.8%
            Chevron Corp.                              304,038        22,158,289
            ConocoPhillips                             233,900        15,533,299
            Consol Energy, Inc.                        252,500         8,693,575
            Exxon Mobil Corp.                          473,200        35,064,120
            Marathon Oil Corp.                         128,500        11,608,690
            Murphy Oil Corp.                           131,200         6,521,952


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007           11

Schedule of Investments (concluded)                            (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held          Value
================================================================================
North America (continued)
--------------------------------------------------------------------------------
United States (continued)
            Oil, Gas & Consumable
            Fuels (concluded)
            Occidental Petroleum Corp.                 146,000    $    6,768,560
            Peabody Energy Corp.                       309,600        12,640,968
            Spectra Energy Corp.                       158,260         4,133,751
                                                                  --------------
                                                                     123,123,204
            --------------------------------------------------------------------
            Paper & Forest Products -- 1.6%
            International Paper Co.                    136,500         4,600,050
            MeadWestvaco Corp.                         152,700         4,602,378
            Weyerhaeuser Co.                           126,800         9,510,000
                                                                  --------------
                                                                      18,712,428
            --------------------------------------------------------------------
            Personal Products -- 0.5%
            Avon Products, Inc.                        171,200         5,887,568
            --------------------------------------------------------------------
            Pharmaceuticals -- 3.4%
            Abbott Laboratories                         97,200         5,151,600
            Bristol-Myers Squibb Co.                   150,100         4,321,379
            Johnson & Johnson                           78,600         5,250,480
            Merck & Co., Inc.                          102,550         4,589,113
            Pfizer, Inc.                               406,800        10,674,432
            Wyeth                                      181,000         8,943,210
                                                                  --------------
                                                                      38,930,214
            --------------------------------------------------------------------
            Real Estate Investment Trusts
            (REITs) -- 1.2%
            Kimco Realty Corp.                          86,800         4,305,280
            Simon Property Group, Inc.                  35,750         4,089,443
            Taubman Centers, Inc.                       82,400         4,801,448
                                                                  --------------
                                                                      13,196,171
            --------------------------------------------------------------------
            Software -- 0.5%
            Microsoft Corp.                            182,900         5,644,294
            --------------------------------------------------------------------
            Specialty Retail -- 0.3%
            Limited Brands                             115,600         3,229,864
            Talbots, Inc.                               22,900           540,440
                                                                  --------------
                                                                       3,770,304
            --------------------------------------------------------------------
            Textiles, Apparel & Luxury
            Goods -- 0.0%
            VF Corp.                                     5,800           440,046
            --------------------------------------------------------------------
            Thrifts & Mortgage Finance -- 0.2%
            Corus Bankshares, Inc.                       8,400           178,920
            Freddie Mac                                 23,100         1,499,883
            Washington Mutual, Inc.                     10,750           479,342
                                                                  --------------
                                                                       2,158,145
            --------------------------------------------------------------------
            Tobacco -- 0.1%
            Altria Group, Inc.                          14,000         1,223,460
            --------------------------------------------------------------------
            Wireless Telecommunication
            Services -- 0.4%
            Alltel Corp.                                72,400         4,437,396
            --------------------------------------------------------------------
            Total Common Stocks in the United States                 849,024,101
            ====================================================================
            Total Common Stocks in North America -- 80.3%            914,732,801
================================================================================

================================================================================
Pacific Basin/Asia
--------------------------------------------------------------------------------
Australia -- 4.0%
            Metals & Mining -- 4.0%
            Alumina Ltd.                               858,500         4,352,556
            BHP Billiton Ltd.                          816,600        16,725,191
            BlueScope Steel Ltd.                     1,507,200        10,120,468
            Rio Tinto Ltd.                             245,770        14,792,139
            --------------------------------------------------------------------
            Total Common Stocks in Australia                          45,990,354
================================================================================
China -- 0.4%
            Metals & Mining -- 0.4%
            Aluminum Corp. of China Ltd. (a)           202,520         4,564,801
            --------------------------------------------------------------------
            Total Common Stocks in China                               4,564,801
            ====================================================================
            Total Common Stocks in the
            Pacific Basin/Asia -- 4.4%                                50,555,155
            ====================================================================
            Total Common Stocks
            (Cost -- $739,301,892) -- 90.1%                        1,026,432,459
================================================================================

================================================================================
                           Short-Term               Beneficial
                           Securities                 Interest
================================================================================
            BlackRock Liquidity Series, LLC
            Cash Sweep Series, 5.29% (c)(d)       $107,183,820       107,183,820
            --------------------------------------------------------------------
            Total Short-Term Securities
            (Cost -- $107,183,820) -- 9.4%                           107,183,820
================================================================================
            Total Investments
            (Cost -- $846,485,712*) -- 99.5%                       1,133,616,279

            Other Assets Less Liabilities -- 0.5%                      5,179,017
                                                                  --------------
            Net Assets -- 100.0%                                  $1,138,795,296
                                                                  ==============

* The cost and unrealized appreciation (depreciation) of investments as of January 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost..........................................     $846,485,719
                                                                   ============
      Gross unrealized appreciation...........................     $290,583,729
      Gross unrealized depreciation...........................       (3,453,169)
                                                                   ------------
      Net unrealized appreciation.............................     $287,130,560
                                                                   ============

(a)   Depositary receipts.
(b)   Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      -----------------------------------------------------------------------------------
                                                                    Net          Interest
      Affiliate                                                  Activity         Income
      -----------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series       $ 16,046,773     $2,326,303
      BlackRock Liquidity Series, LLC Money Market Series     $ (3,577,600)    $   55,363
      -----------------------------------------------------------------------------------

(d)   Represents the current yield as of January 31, 2007.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


12       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007

Statement of Assets and Liabilities

As of January 31, 2007 (Unaudited)
=================================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------------
           Investments in unaffiliated securities, at value (identified cost -- $739,301,892)                      $1,026,432,459
           Investments in affiliated securities, at value (identified cost -- $107,183,820) .                         107,183,820
           Receivables:
              Beneficial interest sold ......................................................    $    6,494,627
              Dividends .....................................................................         1,384,029
              Securities sold ...............................................................           889,503         8,768,159
                                                                                                 --------------
           Prepaid expenses .................................................................                              22,473
                                                                                                                   --------------
           Total assets .....................................................................                       1,142,406,911
                                                                                                                   --------------
=================================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------------
           Payables:
              Beneficial interest redeemed ..................................................         2,539,101
              Investment adviser ............................................................           557,846
              Distributor ...................................................................           352,453
              Other affiliates ..............................................................            33,188         3,482,588
                                                                                                 --------------
           Accrued expenses and other liabilities ...........................................                             129,027
                                                                                                                   --------------
           Total liabilities ................................................................                           3,611,615
                                                                                                                   --------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
           Net assets .......................................................................                      $1,138,795,296
                                                                                                                   ==============
=================================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------------
           Institutional Shares of beneficial interest, $.10 par value, unlimited number of
             shares authorized ..............................................................                      $    2,207,974
           Service Shares of beneficial interest, $.10 par value, unlimited number of shares
             authorized .....................................................................                               2,798
           Investor A Shares of beneficial interest, $.10 par value, unlimited number of
             shares authorized ..............................................................                           2,184,051
           Investor B Shares of beneficial interest, $.10 par value, unlimited number of
             shares authorized ..............................................................                             527,549
           Investor C Shares of beneficial interest, $.10 par value, unlimited number of
             shares authorized ..............................................................                           1,233,219
           Class R Shares of beneficial interest, $.10 par value, unlimited number of shares
             authorized .....................................................................                             100,221
           Paid-in capital in excess of par .................................................                         843,738,584
           Accumulated distributions in excess of investment income -- net ..................    $   (1,294,752)
           Undistributed realized capital gains -- net ......................................         2,954,496
           Unrealized appreciation -- net ...................................................       287,141,156
                                                                                                 --------------
           Total accumulated earnings -- net ................................................                         288,800,900
                                                                                                                   --------------
           Net Assets .......................................................................                      $1,138,795,296
                                                                                                                   ==============
=================================================================================================================================
Net Asset Value
---------------------------------------------------------------------------------------------------------------------------------
           Institutional -- Based on net assets of $403,311,278 and 22,079,740 shares of
             beneficial interest outstanding ................................................                      $        18.27
                                                                                                                   ==============
           Service -- Based on net assets of $510,594 and 27,975 shares of beneficial
             interest outstanding ...........................................................                      $        18.25
                                                                                                                   ==============
           Investor A -- Based on net assets of $398,622,196 and 21,840,512 shares of
             beneficial interest outstanding ................................................                      $        18.25
                                                                                                                   ==============
           Investor B -- Based on net assets of $96,607,530 and 5,275,486 shares of
             beneficial interest outstanding ................................................                      $        18.31
                                                                                                                   ==============
           Investor C -- Based on net assets of $221,339,464 and 12,332,194 shares of
             beneficial interest outstanding ................................................                      $        17.95
                                                                                                                   ==============
           Class R -- Based on net assets of $18,404,234 and 1,002,206 shares of beneficial
             interest outstanding ...........................................................                      $        18.36
                                                                                                                   ==============

      See Notes to Financial Statements.


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007           13

Statement of Operations

For the Six Months Ended January 31, 2007 (Unaudited)
=================================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------------
           Dividends (net of $190,625 foreign withholding tax) ..............................                      $   11,779,354
           Interest (including $2,326,303 from affiliates) ..................................                           2,328,142
           Securities lending -- net ........................................................                              55,363
                                                                                                                   --------------
           Total income .....................................................................                          14,162,859
                                                                                                                   --------------
=================================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------------
           Investment advisory fees .........................................................    $    2,931,231
           Service and distribution fees -- Investor C ......................................           921,895
           Service and distribution fees -- Investor B ......................................           457,411
           Service fees -- Investor A .......................................................           424,958
           Accounting services ..............................................................           169,046
           Transfer agent fees -- Investor A ................................................           137,758
           Transfer agent fees -- Institutional .............................................           118,933
           Transfer agent fees -- Investor C ................................................            73,418
           Registration fees ................................................................            62,195
           Transfer agent fees -- Investor B ................................................            60,881
           Printing and shareholder reports .................................................            60,464
           Custodian fees ...................................................................            37,609
           Service and distribution fees -- Class R .........................................            34,647
           Professional fees ................................................................            32,410
           Trustees' fees and expenses ......................................................            23,231
           Transfer agent fees -- Class R ...................................................             9,183
           Pricing fees .....................................................................             3,962
           Service fees -- Service ..........................................................               405
           Transfer agent fees -- Service ...................................................               323
           Other ............................................................................            24,054
                                                                                                 --------------
           Total expenses ...................................................................                           5,584,014
                                                                                                                   --------------
           Investment income -- net .........................................................                           8,578,845
                                                                                                                   --------------
=================================================================================================================================
Realized & Unrealized Gain -- Net
---------------------------------------------------------------------------------------------------------------------------------
           Realized gain on:
              Investments -- net ............................................................        13,025,390
              Foreign currency transactions -- net ..........................................            36,597        13,061,987
                                                                                                 --------------
           Change in unrealized appreciation on:
              Investments -- net ............................................................        62,071,921
              Foreign currency transactions -- net ..........................................             8,482        62,080,403
                                                                                                 --------------------------------
           Total realized and unrealized gain -- net ........................................                          75,142,390
                                                                                                                   --------------
           Net Increase in Net Assets Resulting from Operations .............................                      $   83,721,235
                                                                                                                   ==============

      See Notes to Financial Statements.


14       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007

Statements of Changes in Net Assets

                                                                                                      For the Six
                                                                                                     Months Ended     For the
                                                                                                      January 31,   Year Ended
                                                                                                         2007        July 31,
Increase (Decrease) in Net Assets:                                                                    (Unaudited)      2006
=================================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------------
                   Investment income -- net .................................................    $    8,578,845    $   11,291,271
                   Realized gain -- net .....................................................        13,061,987         2,602,763
                   Change in unrealized appreciation -- net .................................        62,080,403        73,292,844
                                                                                                 --------------------------------
                   Net increase in net assets resulting from operations .....................        83,721,235        87,186,878
                                                                                                 --------------------------------
=================================================================================================================================
Dividends and Distributions to Shareholders
---------------------------------------------------------------------------------------------------------------------------------
                   Investment income -- net:
                      Institutional .........................................................        (4,420,788)       (4,550,788)
                      Service ...............................................................            (3,213)               --
                      Investor A ............................................................        (4,012,094)       (3,996,640)
                      Investor B ............................................................          (705,154)         (735,036)
                      Investor C ............................................................        (1,624,972)       (1,084,933)
                      Class R ...............................................................          (152,260)         (104,414)
                   Realized gain -- net:
                      Institutional .........................................................        (3,940,518)         (398,783)
                      Service ...............................................................              (300)               --
                      Investor A ............................................................        (4,124,492)         (409,012)
                      Investor B ............................................................        (1,123,129)         (150,737)
                      Investor C ............................................................        (2,225,477)         (181,425)
                      Class R ...............................................................          (167,949)           (8,399)
                                                                                                 --------------------------------
                   Net decrease in net assets resulting from dividends and distributions to
                     shareholders ...........................................................       (22,500,346)      (11,620,167)
                                                                                                 --------------------------------
=================================================================================================================================
Beneficial Interest Transactions
---------------------------------------------------------------------------------------------------------------------------------
                   Net increase in net assets derived from beneficial interest transactions .       293,505,423       168,442,763
                                                                                                 --------------------------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Total increase in net assets .............................................       354,726,312       244,009,474
                   Beginning of period ......................................................       784,068,984       540,059,510
                                                                                                 --------------------------------
                   End of period* ...........................................................    $1,138,795,296    $  784,068,984
                                                                                                 ================================
                      * Undistributed (accumulated distributions in excess of) investment
                        income -- net .......................................................    $   (1,294,752)   $    1,044,884
                                                                                                 ================================

      See Notes to Financial Statements.


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007           15

Financial Highlights

                                                                                       Institutional
                                                            ----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended
                                                             January 31,                 For the Year Ended July 31,
The following per share data and ratios have been derived       2007       -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)     2006        2005        2004        2003       2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
         Net asset value, beginning of period .............   $  17.20     $  15.32    $  12.79    $  10.94    $  10.49   $  12.30
                                                              --------------------------------------------------------------------
         Investment income -- net* ........................        .19          .34         .25         .18         .18        .16
         Realized and unrealized gain (loss) -- net .......       1.34         1.88        2.52        1.85         .43      (1.30)
                                                              --------------------------------------------------------------------
         Total from investment operations .................       1.53         2.22        2.77        2.03         .61      (1.14)
                                                              --------------------------------------------------------------------
         Less dividends and distributions:
            Investment income -- net ......................       (.23)        (.31)       (.24)       (.18)       (.16)      (.16)
            Realized gain -- net ..........................       (.23)        (.03)         --          --          --       (.51)
                                                              --------------------------------------------------------------------
         Total dividends and distributions ................       (.46)        (.34)       (.24)       (.18)       (.16)      (.67)
                                                              --------------------------------------------------------------------
         Net asset value, end of period ...................   $  18.27     $  17.20    $  15.32    $  12.79    $  10.94   $  10.49
                                                              ====================================================================
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
         Based on net asset value per share ...............       9.02%++     14.68%      21.78%      18.66%       5.98%     (9.61%)
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
         Expenses .........................................        .75%+        .82%        .87%        .92%        .95%       .95%
                                                              ====================================================================
         Investment income -- net .........................       2.15%+       2.10%       1.76%       1.51%       1.72%      1.42%
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of period (in thousands) .........   $403,311     $276,433    $191,538    $120,151    $102,651   $ 51,345
                                                              ====================================================================
         Portfolio turnover ...............................       5.33%        2.21%       3.97%       7.66%      11.72%     25.82%
                                                              ====================================================================

*     Based on average shares outstanding.
+     Annualized.
++    Aggregate total investment return.

      See Notes to Financial Statements.


16       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007

                                                                          Service
                                                                    -------------------
                                                                      For the Period
                                                                    October 2, 2006@ to
The following per share data and ratios have been derived            January 31, 2007
from information provided in the financial statements.                  (Unaudited)
======================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...               $ 17.34
                                                                          ------------
                   Investment income -- net* ..............                   .08
                   Realized and unrealized gain -- net ....                  1.27
                                                                          ------------
                   Total from investment operations .......                  1.35
                                                                          ------------
                   Less dividends and distributions:
                      Investment income -- net ............                  (.21)
                      Realized gain -- net ................                  (.23)
                                                                          ------------
                   Total dividends and distributions ......                  (.44)
                                                                          ------------
                   Net asset value, end of period .........               $ 18.25
                                                                          ============
======================================================================================
Total Investment Return
--------------------------------------------------------------------------------------
                   Based on net asset value per share .....                  7.94%++
                                                                          ============
======================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------
                   Expenses ...............................                  1.15%+
                                                                          ============
                   Investment income -- net ...............                  1.46%+
                                                                          ============
======================================================================================
Supplemental Data
--------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)               $   511
                                                                          ============
                   Portfolio turnover .....................                  5.33%
                                                                          ============

*     Based on average shares outstanding.
+     Annualized.
++    Aggregate total investment return.
@     Commencement of operations.

      See Notes to Financial Statements.


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007           17

                                                                                            Investor A
                                                            ----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended
                                                             January 31,                 For the Year Ended July 31,
The following per share data and ratios have been derived       2007       -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)     2006        2005        2004        2003       2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
         Net asset value, beginning of period .............   $  17.19     $  15.31    $  12.78    $  10.94    $  10.49   $  12.29
                                                              --------------------------------------------------------------------
         Investment income -- net** .......................        .17          .30         .21         .15         .15        .14
         Realized and unrealized gain (loss) -- net .......       1.33         1.89        2.52        1.84         .44      (1.30)
                                                              --------------------------------------------------------------------
         Total from investment operations .................       1.50         2.19        2.73        1.99         .59      (1.16)
                                                              --------------------------------------------------------------------
         Less dividends and distributions:
            Investment income -- net ......................       (.21)        (.28)       (.20)       (.15)       (.14)      (.13)
            Realized gain -- net ..........................       (.23)        (.03)         --          --          --       (.51)
                                                              --------------------------------------------------------------------
         Total dividends and distributions ................       (.44)        (.31)       (.20)       (.15)       (.14)      (.64)
                                                              --------------------------------------------------------------------
         Net asset value, end of period ...................   $  18.25     $  17.19    $  15.31    $  12.78    $  10.94   $  10.49
                                                              ====================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
         Based on net asset value per share ...............       8.84%++     14.42%      21.51%      18.28%       5.72%     (9.77%)
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
         Expenses .........................................       1.02%+       1.07%       1.12%       1.17%       1.20%      1.20%
                                                              ====================================================================
         Investment income -- net .........................       1.88%+       1.85%       1.51%       1.26%       1.46%      1.18%
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of period (in thousands) .........   $398,622     $278,233    $185,675    $128,068    $ 98,558   $ 82,956
                                                              ====================================================================
         Portfolio turnover ...............................       5.33%        2.21%       3.97%       7.66%      11.72%     25.82%
                                                              ====================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Annualized.
++    Aggregate total investment return.

      See Notes to Financial Statements.


18       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007

                                                                                            Investor B
                                                            ----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended
                                                             January 31,                 For the Year Ended July 31,
The following per share data and ratios have been derived       2007       -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)     2006        2005        2004        2003       2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
         Net asset value, beginning of period .............   $  17.24     $  15.36    $  12.83    $  10.97    $  10.53   $  12.33
                                                              --------------------------------------------------------------------
         Investment income -- net** .......................        .10          .18         .11         .06         .07        .05
         Realized and unrealized gain (loss) -- net .......       1.34         1.88        2.52        1.86         .43      (1.30)
                                                              --------------------------------------------------------------------
         Total from investment operations .................       1.44         2.06        2.63        1.92         .50      (1.25)
                                                              --------------------------------------------------------------------
         Less dividends and distributions:
            Investment income -- net ......................       (.14)        (.15)       (.10)       (.06)       (.06)      (.04)
            Realized gain -- net ..........................       (.23)        (.03)         --          --          --       (.51)
                                                              --------------------------------------------------------------------
         Total dividends and distributions ................       (.37)        (.18)       (.10)       (.06)       (.06)      (.55)
                                                              --------------------------------------------------------------------
         Net asset value, end of period ...................   $  18.31     $  17.24    $  15.36    $  12.83    $  10.97   $  10.53
                                                              ====================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
         Based on net asset value per share ...............       8.44%++     13.48%      20.52%      17.52%       4.79%    (10.45%)
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
         Expenses .........................................       1.81%+       1.84%       1.89%       1.94%       1.98%      1.98%
                                                              ====================================================================
         Investment income -- net .........................       1.13%+       1.09%        .75%        .49%        .69%       .40%
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of period (in thousands) .........   $ 96,608     $ 83,643    $ 78,548    $ 62,608    $ 53,429   $ 44,371
                                                              ====================================================================
         Portfolio turnover ...............................       5.33%        2.21%       3.97%       7.66%      11.72%     25.82%
                                                              ====================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Annualized.
++    Aggregate total investment return.

      See Notes to Financial Statements.


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007           19

                                                                                            Investor C
                                                            ----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended
                                                             January 31,                 For the Year Ended July 31,
The following per share data and ratios have been derived       2007       -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)     2006        2005        2004        2003       2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
         Net asset value, beginning of period .............   $  16.92     $  15.08    $  12.60    $  10.79    $  10.35   $  12.15
                                                              --------------------------------------------------------------------
         Investment income -- net** .......................        .10          .17         .10         .06         .07        .04
         Realized and unrealized gain (loss) -- net .......       1.31         1.86        2.49        1.81         .43      (1.27)
                                                              --------------------------------------------------------------------
         Total from investment operations .................       1.41         2.03        2.59        1.87         .50      (1.23)
                                                              --------------------------------------------------------------------
         Less dividends and distributions:
            Investment income -- net ......................       (.15)        (.16)       (.11)       (.06)       (.06)      (.06)
            Realized gain -- net ..........................       (.23)        (.03)         --          --          --       (.51)
                                                              --------------------------------------------------------------------
         Total dividends and distributions ................       (.38)        (.19)       (.11)       (.06)       (.06)      (.57)
                                                              --------------------------------------------------------------------
         Net asset value, end of period ...................   $  17.95     $  16.92    $  15.08    $  12.60    $  10.79   $  10.35
                                                              ====================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
         Based on net asset value per share ...............       8.44%++     13.56%      20.58%      17.40%       4.89%    (10.50%)
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
         Expenses .........................................       1.75%+       1.84%       1.89%       1.94%       1.98%      1.97%
                                                              ====================================================================
         Investment income -- net .........................       1.12%+       1.09%        .74%        .48%        .69%       .38%
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of period (in thousands) .........   $221,339     $135,557    $ 81,489    $ 43,287    $ 29,947   $ 24,748
                                                              ====================================================================
         Portfolio turnover ...............................       5.33%        2.21%       3.97%       7.66%      11.72%     25.82%
                                                              ====================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Annualized.
++    Aggregate total investment return.

      See Notes to Financial Statements.


20       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007

Financial Highlights (concluded)

                                                                                            Class R
                                                            ---------------------------------------------------------------------
                                                              For the Six              For the Year Ended         For the Period
                                                              Months Ended                   July 31,            January 3, 2003*
The following per share data and ratios have been derived   January 31, 2007   ---------------------------------    to July 31,
from information provided in the financial statements.        (Unaudited)        2006         2005        2004         2003
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...     $  17.30       $  15.41     $  12.87    $  11.02     $  10.38
                                                                -----------------------------------------------------------------
                   Investment income -- net** .............          .14            .27          .19         .07          .04
                   Realized and unrealized gain -- net ....         1.34           1.89         2.54        1.91          .60
                                                                -----------------------------------------------------------------
                   Total from investment operations .......         1.48           2.16         2.73        1.98          .64
                                                                -----------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income -- net ............         (.19)          (.24)        (.19)       (.13)          --
                      Realized gain -- net ................         (.23)          (.03)          --          --           --
                                                                -----------------------------------------------------------------
                   Total dividends and distributions ......         (.42)          (.27)        (.19)       (.13)          --
                                                                -----------------------------------------------------------------
                   Net asset value, end of period .........     $  18.36       $  17.30     $  15.41    $  12.87     $  11.02
                                                                =================================================================
=================================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....         8.65%++       14.18%       21.31%      18.19%        7.01%++
                                                                =================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Expenses ...............................         1.31%+         1.32%        1.29%       1.33%        1.45%+
                                                                =================================================================
                   Investment income -- net ...............         1.54%+         1.61%        1.32%       1.05%        1.10%+
                                                                =================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)     $ 18,404       $ 10,204     $  2,809    $    741     $     14
                                                                =================================================================
                   Portfolio turnover .....................         5.33%          2.21%        3.97%       7.66%       11.72%
                                                                =================================================================

*     Commencement of operations.
**    Based on average shares outstanding.
+     Annualized.
++    Aggregate total investment return.

      See Notes to Financial Statements.


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007           21

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Equity Dividend Fund was renamed BlackRock Equity Dividend Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Service Shares commenced operations on October 2, 2006. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business


22       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007
on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007           23

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC") has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On July 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid


24       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007
monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Service     Distribution
                                                          Fee            Fee
--------------------------------------------------------------------------------
Service...........................................       .25%             --
Investor A........................................       .25%             --
Investor B........................................       .25%           .75%
Investor C........................................       .25%           .75%
Class R...........................................       .25%           .25%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Service, Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Investor B, Investor C and Class R shareholders.

For the six months ended January 31, 2007, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A Shares as follows:

--------------------------------------------------------------------------------
                                      FAMD             MLPF&S             BDI
--------------------------------------------------------------------------------
Investor A ...............          $ 28,208          $367,538          $  3,098
--------------------------------------------------------------------------------

For the six months ended January 31, 2007, MLPF&S received contingent deferred sales charges of $8,990 and $5,177 relating to transactions in Investor B and Investor C Shares, respectively. In addition, BDI received contingent deferred sales charges of $44 relating to transactions in Investor B Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to January 31, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional ..........................................                  $  811
Investor A .............................................                  $2,310
Investor B .............................................                  $  718
Investor C .............................................                  $  600
Class R ................................................                  $   65
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended January 31, 2007, BIM received $22,209 in securities lending agent fees.

In addition, MLPF&S received $16,687 in commissions on the execution of portfolio security transactions for the Fund for the six months ended January 31, 2007.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the six months ended January 31, 2007, the Fund reimbursed MLIM and the Manager $3,834 and $7,668, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or trustees of the Fund were officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2007 were $243,998,257 and $46,865,832, respectively.


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007           25

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $293,505,423 and $168,442,763 for the six months ended January 31, 2007 and the year ended July 31, 2006, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Institutional Shares for the Six Months                                Dollar
Ended January 31, 2007                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          7,242,060       $ 127,141,989
Shares issued resulting from
  reorganization .......................             73,200           1,270,599
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            290,821           5,065,745
                                              ---------------------------------
Total issued ...........................          7,606,081         133,478,333
Shares redeemed ........................         (1,599,718)        (28,283,101)
                                              ---------------------------------
Net increase ...........................          6,006,363       $ 105,195,232
                                              =================================

--------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended July 31, 2006                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          6,606,519       $ 107,564,012
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            178,304           2,885,460
                                              ---------------------------------
Total issued ...........................          6,784,823         110,449,472
Shares redeemed ........................         (3,215,424)        (52,513,697)
                                              ---------------------------------
Net increase ...........................          3,569,399       $  57,935,775
                                              =================================

--------------------------------------------------------------------------------
Service Shares for the Period
October 2, 2006+ to                                                    Dollar
January 31, 2007                                   Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             15,309       $     271,984
Shares issued resulting from
  reorganization .......................             24,411             423,634
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................                144               2,616
                                              ---------------------------------
Total issued ...........................             39,864             698,234
Shares redeemed ........................            (11,889)           (211,701)
                                              ---------------------------------
Net increase ...........................             27,975       $     486,533
                                              =================================
+     Commencement of operations.

--------------------------------------------------------------------------------
Investor A Shares for the Six Months                                   Dollar
Ended January 31, 2007                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          5,942,666       $ 104,692,973
Shares issued resulting from
  reorganization .......................            981,146          17,021,903
Automatic conversion of shares .........             76,406           1,303,940
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            335,624           5,834,275
                                              ---------------------------------
Total issued ...........................          7,335,842         128,853,091
Shares redeemed ........................         (1,684,062)        (29,761,387)
                                              ---------------------------------
Net increase ...........................          5,651,780       $  99,091,704
                                              =================================

--------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended July 31, 2006                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          6,352,606       $ 103,326,154
Automatic conversion of shares .........            558,866           9,080,132
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            243,367           3,937,328
                                              ---------------------------------
Total issued ...........................          7,154,839         116,343,614
Shares redeemed ........................         (3,093,209)        (50,184,247)
                                              ---------------------------------
Net increase ...........................          4,061,630       $  66,159,367
                                              =================================

--------------------------------------------------------------------------------
Investor B Shares for the Six Months                                   Dollar
Ended January 31, 2007                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            919,207       $  16,178,248
Shares issued resulting from
  reorganization .......................            421,813           7,347,554
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             85,041           1,479,363
                                              ---------------------------------
Total issued ...........................          1,426,061          25,005,165
                                              ---------------------------------
Automatic conversion of shares .........            (76,190)         (1,303,940)
Shares redeemed ........................           (924,884)        (16,391,501)
                                              ---------------------------------
Total redeemed .........................         (1,001,074)        (17,695,441)
                                              ---------------------------------
Net increase ...........................            424,987       $   7,309,724
                                              =================================

--------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended July 31, 2006                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,366,155       $  22,232,348
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             47,008             759,074
                                              ---------------------------------
Total issued ...........................          1,413,163          22,991,422
                                              ---------------------------------
Automatic conversion of shares .........           (557,367)         (9,080,132)
Shares redeemed ........................         (1,119,436)        (18,221,636)
                                              ---------------------------------
Total redeemed .........................         (1,676,803)        (27,301,768)
                                              ---------------------------------
Net decrease ...........................           (263,640)      $  (4,310,346)
                                              =================================

--------------------------------------------------------------------------------
Investor C Shares for the Six Months                                   Dollar
Ended January 31, 2007                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          3,889,742       $  67,045,970
Shares issued resulting from
  reorganization .......................          1,005,243          17,163,518
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            188,063           3,212,593
                                              ---------------------------------
Total issued ...........................          5,083,048          87,422,081
Shares redeemed ........................           (764,823)        (13,329,844)
                                              ---------------------------------
Net increase ...........................          4,318,225       $  74,092,237
                                              =================================


26       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended July 31, 2006                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          3,570,316       $  57,495,253
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             65,751           1,047,886
                                              ---------------------------------
Total issued ...........................          3,636,067          58,543,139
Shares redeemed ........................         (1,025,423)        (16,537,340)
                                              ---------------------------------
Net increase ...........................          2,610,644       $  42,005,799
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Six Months                                      Dollar
Ended January 31, 2007                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            579,139       $  10,342,613
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             17,197             301,043
                                              ---------------------------------
Total issued ...........................            596,336          10,643,656
Shares redeemed ........................           (184,101)         (3,313,663)
                                              ---------------------------------
Net increase ...........................            412,235       $   7,329,993
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended July 31, 2006                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            590,945       $   9,675,548
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................              6,862             112,813
                                              ---------------------------------
Total issued ...........................            597,807           9,788,361
Shares redeemed ........................           (190,088)         (3,136,193)
                                              ---------------------------------
Net increase ...........................            407,719       $   6,652,168
                                              =================================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended January 31, 2007.

6. Acquisition of BlackRock Dividend Achievers(TM) Portfolio of BlackRock Funds(SM):

On October 13, 2006, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of BlackRock Dividend Achievers Portfolio of BlackRock Funds ("Dividend Achievers") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 3,582,800 shares of beneficial interest of Dividend Achievers for 2,505,813 shares of beneficial interest of the Fund. Dividend Achievers' net assets on that date of $43,227,208, including $310,849 accumulated net realized losses and $5,337,841 of net unrealized appreciation were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $974,568,201.


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007           27

Disclosure of Investment Advisory Agreement

BlackRock Investment Advisory Agreement -- Matters Considered by the Board

The following disclosure appeared in the July 31, 2006 Annual Report of the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board" below. The term "Investment Adviser" as used herein refers to Merrill Lynch Investment Managers, L.P.

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). The New Investment Advisory Agreement has been approved by the Fund's shareholders and is expected to become effective upon the closing of the Transaction in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement at a meeting held on May 12, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent trustees consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction, including a proposed reorganization in which the Fund would acquire the assets and liabilities of BlackRock Dividend Achievers(TM) Portfolio, a series of BlackRock Funds(SM), on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between


28       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007
      the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in February 2006, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper. Inc. ["Lipper"]), and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007           29
expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The trustees considered the fact that it was being proposed that the Fund acquire the assets and liabilities of BlackRock Dividend Achievers(TM) Portfolio, a series of BlackRock Funds(SM), as part of a reorganization.

The trustees were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to


30       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007
be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The trustees noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The trustees noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the trustees had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The trustees concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The trustees noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007           31

Disclosure of Investment Advisory Agreement (concluded)

Investment Performance -- The trustees considered investment performance for the Fund. The trustees compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The trustees believed the Fund's performance was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent trustees of the Fund deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two year-period.

Contingent BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Trustees discussed and approved the New Investment Advisory Agreement, the Board, including the independent trustees, also discussed and approved a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. The Contingent Sub-Advisory Agreement would take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, is contingent on further Board approval. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.


32       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007

Disclosure of Sub-Advisory Agreement

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 14-16, 2006, the Board of Trustees, including the independent trustees, discussed and approved the sub-advisory agreement with respect to the Fund between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and its affiliate, BlackRock Investment Management LLC (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 74% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August 2006 in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement. The Board considered all relevant factors and did not identify any particular information that was controlling. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and for oversight of the Fund's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 74% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007           33

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Jean Margo Reid, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Donald C. Burke, Vice President and Treasurer
Robert M. Shearer, Vice President and Portfolio Manager
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

--------------------------------------------------------------------------------
Effective January 1, 2007, Edward D. Zinbarg retired as a Trustee of BlackRock Equity Dividend Fund. The Fund's Board of Trustees wishes Mr. Zinbarg well in his retirement.
--------------------------------------------------------------------------------


34       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007           35

BlackRock Funds (concluded)

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)    Select eDelivery under the More Information section
3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.


36       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


         BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007           37

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio++
BlackRock NC Municipal MM Portfolio++
BlackRock NJ Municipal MM Portfolio++
BlackRock OH Municipal MM Portfolio++
BlackRock PA Municipal MM Portfolio++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio++

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


38       BLACKROCK EQUITY DIVIDEND FUND            JANUARY 31, 2007

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Equity Dividend Fund
P.O. Box 9011
Princeton, NJ 08543-9011


                                                                       BLACKROCK

                                                                     #10561-1/07

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Equity Dividend Fund


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Equity Dividend Fund

Date: March 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Equity Dividend Fund

Date: March 26, 2007


By: /s/ Donald C. Burke
    ------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Equity Dividend Fund

Date: March 26, 2007